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[LOGO] Endurance

                                                                    Exhibit 99.1



                                                Contacts
                                                Bryan Melgar, Investor Relations
                                                Phone: (441) 278-0491
                                                Email: bmelgar@endurance.bm

                                                Marianne Navickas, Corporate
                                                Communications
                                                Phone: (441) 278-0420
                                                Email: mnavickas@endurance.bm

ENDURANCE SPECIALTY HOLDINGS RECEIVES DEMAND NOTICE FROM CERTAIN OF ITS FOUNDING SHAREHOLDERS

HAMILTON, Bermuda - January 22, 2004 - Endurance Specialty Holdings Ltd.
(NYSE: ENH) announced today that it has received from Aon Corporation, Capital Z Financial Services Fund II, L.P. and various Thomas H. Lee entities notice of exercise of their rights under the terms of the Registration Rights Agreement between the Company and the founding shareholders. Pursuant to the terms of the Registration Rights Agreement, the Company intends to send notice of this demand to the other founding shareholders and extend to them the right to participate in this offering. The Company intends to file promptly a Registration Statement on Form S-1 with the Securities and Exchange Commission on behalf of the selling shareholders relating to the sale of up to 8,050,000 ordinary shares, which includes additional ordinary shares in order to accommodate potential registration requests from the other founding shareholders.

These securities may not be sold nor may offers to buy be accepted prior to the time that the Registration Statement becomes effective. This press release shall not constitute an offer to buy or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. Any offering will be made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933.


About Endurance Specialty Holdings

Endurance Specialty Holdings Ltd. is a global provider of property and casualty insurance and reinsurance. Through its operating subsidiaries, Endurance currently writes property per risk treaty reinsurance, property catastrophe reinsurance, casualty treaty reinsurance, property individual risks, casualty individual risks, and other specialty lines. Endurance's operating subsidiaries have been assigned a group rating of A (Excellent) from A.M. Best and A- from Standard & Poor's. Endurance's headquarters are located at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda and its mailing address is Endurance Group, Suite No. 784, No. 48 Par-la-Ville Road, Hamilton HM 11, Bermuda. For more information about Endurance, please visit http://www.endurance.bm.

Safe Harbor for Forward-Looking Statements

Some of the statements in this press release may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this press release for purposes of the U.S. federal securities laws or otherwise. W e intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
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All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our filings with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.